CERTIFICATION OF CEO PURSUANT TO SECTION 906

Exhibit 32.1

Certification of Periodic Report

          Pursuant to §906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. §1350, the undersigned officer of Worldwide Energy and Manufacturing USA, Inc. (the “Company”), hereby certifies that, to the undersigned’s knowledge:

(1)

the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 13, 2009

/s/ Jimmy Wang
		Name:	Jimmy Wang
		Title:	Chief Executive Officer